Avadel Pharmaceuticals to Present at Upcoming Investor Conferences

Dublin, Ireland – 2 March 2017 – Avadel Pharmaceuticals plc (NASDAQ: AVDL), today announced that management will present at two upcoming investor conferences:

•	The 29th Annual ROTH Conference on Monday, March 13, 2017 at 4:00 p.m. Pacific Time in Dana Point, California

•	Oppenheimer 27th Annual Healthcare Conference on Tuesday, March 21, 2017 at 8:35 a.m. Eastern Time in New York City

A live audio webcast of both presentations can be accessed at the “News & Events” section of the Company’s website, www.avadel.com. A replay of each webcast will be available for 90 days following the events.

About Avadel Pharmaceuticals plc:
Avadel Pharmaceuticals plc (NASDAQ: AVDL) is a specialty pharmaceutical company that seeks to develop differentiated pharmaceutical products that are safe, effective and easy to take through formulation development, by utilizing its proprietary drug delivery technology and in-licensing / acquiring new products; ultimately, helping patients adhere to their prescribed medical treatment and see better results. Avadel currently markets products in the hospital and primary care spaces. The Company is headquartered in Dublin, Ireland with operations in St. Louis, Missouri and Lyon, France. For more information, please visit www.avadel.com.

Safe Harbor: This release may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "assume," "believe," "expect," "estimate," "plan," "will," "may," and the negative of these and similar expressions generally identify forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond Avadel's control and could cause actual results to differ materially from the results contemplated in such forward-looking statements. These risks, uncertainties and contingencies include the risks relating to: our dependence on a small number of products and customers for the majority of our revenues; the possibility that our Bloxiverz®,Vazculep® and Akovaz® products, which are not patent protected, could face substantial competition resulting in a loss of market share or forcing us to reduce the prices we charge for those products; the possibility that we could fail to successfully complete the research and development for pipeline products we are evaluating for potential application to the FDA pursuant to our "unapproved-to-approved" strategy, or that competitors could complete the development of such product and apply for FDA approval of such product before us; our dependence on the performance of third parties in partnerships or strategic alliances for the commercialization of some of our products; the possibility that our products may not reach the commercial market or gain market acceptance; our need to invest substantial sums in research and development in order to remain competitive; our dependence on certain single providers for development of several of our drug delivery platforms and products; our dependence on a limited number of suppliers to manufacture our products and to deliver certain raw materials used in our products; the possibility that our competitors may develop and market technologies or products that are more effective or safer than ours, or obtain regulatory approval and market such technologies or products before we do; the challenges in protecting the intellectual property underlying our drug delivery platforms and other products; our dependence on key personnel to execute our business plan; the amount of additional costs we will incur to comply with U.S. securities laws as a result of our ceasing to qualify as a foreign private issuer; and the other risks, uncertainties and contingencies described in the Company's filings with the U.S. Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015, all of which filings are also available on the Company's website. Avadel undertakes no obligation to update its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

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Contacts:    Michael F. Kanan
Chief Financial Officer
Phone:    (636) 449-1844
E-mail: mkanan@avadel.com

Lauren Stival
Sr. Director, Investor Relations and Corporate Communications
Phone:    (636) 449-5866
Email: lstival@avadel.com